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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 22, 2003
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




                Delaware                               1-8606                                23-2259884
     (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
              incorporation)

     1095 Avenue of the Americas,
           New York, New York                                                                   10036
(Address of principal executive offices)                                                      (Zip Code)

       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits.

The following information is being provided under Item 12 "Disclosure of Results of Operations and Financial Condition" and is being furnished under Item 9 in accordance with SEC release No. 33-8216. Such information, including the exhibits attached hereto under Item 7, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

(c) Exhibits.

         99 Press release and financial tables dated April 22, 2003, issued by Verizon Communications Inc. and contained in its Investor Relations Bulletin.



Item 9. Regulation FD Disclosure

On April 22, 2003, Verizon Communications Inc. issued a press release announcing earnings for the first quarter of 2003.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               Verizon Communications Inc.
                                       -----------------------------------------
                                                       (Registrant)

Date: April 22, 2003                   /s/ John F. Killian
     ----------------                  -----------------------------------------
                                       John F. Killian
                                       Senior Vice President and Controller



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                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
99           Press release and financial tables, dated April 22, 2003, issued by
             Verizon Communications Inc. and contained in its Investor Relations
             Bulletin.